T. Rowe Price Global Real Estate Fund

T. Rowe Price Global Real Estate Fund–Advisor Class

Supplement to Prospectuses Dated May 1, 2014

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2015, Nina P. Jones will replace David M. Lee as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Ms. Jones joined T. Rowe Price in 2008.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2015, Nina P. Jones will replace David M. Lee as Chairman of the fund’s Investment Advisory Committee. Ms. Jones joined the Firm in 2008 and her investment experience dates from that time. Since joining the Firm, she has served as an equity research analyst.

The date of this supplement is June 26, 2014.

F173-041 6/26/14